Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.7

AMENDMENT No. 1 to

UNSECURED PIK CONVERTIBLE NOTES PURCHASE AGREEMENT

This Amendment No. 1 to Unsecured PIK Convertible Notes Purchase Agreement (this “Amendment”), dated as of December 15, 2014, by and between Uber Technologies, Inc., a Delaware corporation (the “Company”), and DRT Investors Master Fund LP, a Delaware limited partnership (the “GS Purchaser”) hereby amends that certain Unsecured PIK Convertible Notes Purchase Agreement, dated as of December 3, 2014, by and between the Company and GS Purchaser (the “Agreement”):

WITNESSETH:

WHEREAS, the Company and the GS Purchaser desire to amend the Agreement as set forth herein, and for the Agreement to otherwise continue unmodified except as specifically modified herein;

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and agreements hereafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendments.

a.	Section 1.2(a) (Closings; Delivery), Section 7.14 (Exclusivity) and Section 7.17(a)(ii) (Termination) of the Agreement are hereby amended by substituting “January 22, 2015” for “January 15, 2015.”

(i)	For the avoidance of doubt, the proviso in Section 1.2(a), as amended, shall read:

“provided that such closing shall not occur prior to January 22, 2015 (the date on which the initial closing occurs is referred to as the “Initial Closing Date”).”

(ii)	For the avoidance of doubt, the first line of Section 7.14, as amended, shall read:

“From the Agreement Date until January 22, 2015 (the “Exclusivity Period”):”

(iii)	For the avoidance of doubt, the first clause of Section 7.17(a)(ii) prior to the proviso, as amended, shall read:

“by either the Company or the GS Purchaser, if the Initial Closing Date shall not have occurred by January 22, 2015 (the “Termination Date”);”

b.

Section 3.10 (Number of SPV Investors in GS Purchaser) and Section 3.15 (Restrictions on Transfer) of the Agreement and Section 3(a) in the Form of Joinder Agreement attached to the Agreement as Exhibit C are hereby amended by substituting “1,300” for “1,000.”

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(i)	For the avoidance of doubt, Section 3.10, as amended, shall read:

“3.10. Number of SPV Investors in GS Purchaser. GS Purchaser hereby represents that it shall have no more than 1,300 SPV Investors at the time of the Initial Closing or at any time thereafter.”

(ii)	For the avoidance of doubt, (A) the last clause of Section 3.15 of the Agreement, as amended, and (B) the last clause of Section 3(a) of the Joinder, as amended, shall read:

“(B) solely with respect to the GS Purchaser, no SPV Investor may transfer its SPV Investor Interest in the GS Purchaser if it would result in the total number of SPV Investors in the GS Purchaser exceeding 1,300.”

2.	Defined Terms. Capitalized terms used but not defined in this Amendment shall have the meaning given to such terms in the Agreement.

3.	Section References. Except as otherwise indicated, references to a Section are to the applicable Section of the Agreement.

4.	GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW.

5.

No Other Modification. Except as expressly amended hereby, the Agreement and all other documents, agreements and instruments relating thereto are and shall be unmodified and remain in full force and effect in accordance with their respective terms. This Amendment shall be deemed to form an integral part of the Agreement. In the event of any inconsistency or conflict between the provisions of the Agreement and this Amendment, the provisions of this Amendment will prevail and govern. All references to the “Agreement” in the Agreement shall hereinafter refer to the Agreement as amended by this Amendment.

6.

Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Amendment may also be executed and delivered by facsimile or electronically-transmitted signature.

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The parties have executed this Amendment as of the date first written above.

Uber Technologies, Inc.

By: /s/ Travis Kalanick
Name:
Title:

DRT Investors Master Fund LP

By: DRT Investors GP LLC, its general partner

By: GS Investment Strategies, LLC, its sole member

By: /s/ Kenneth Eberts
Name: Kenneth Eberts
Title: Managing Director

[Signature Page to Amendment No. 1 to the Unsecured PIK Convertible Notes Purchase Agreement]